Exhibit 99.1

Rigetti Computing Reports Second Quarter 2023 Results

●	Completes its first QPU sale to a national lab

●	Signs collaboration agreement with ADIA Lab to develop a quantum machine learning solution for probability distribution classification

●	Remains on-track to reach year-end technology milestones with fourth generation system

●	Riverlane becomes first external partner using the Ankaa™-1 system and will be conducting error correction research

Berkeley, Calif., August 10, 2023 (Globe Newswire) -- Rigetti Computing, Inc. (Nasdaq: RGTI) (“Rigetti” or the “Company”), a pioneer in full-stack quantum-classical computing, today announced its financial results for the second quarter ended June 30, 2023.

Second Quarter 2023 Financial Highlights

●	Total revenues for the three months ended June 30, 2023 were $3.3 million

●	Total operating expenses for the three months ended June 30, 2023 were $19.0 million

●	Operating loss for the three months ended June 30, 2023 was $16.2 million

●	Net loss for the three months ended June 30, 2023 was $17.0 million

●	As of June 30, 2023, cash, cash equivalents and available-for-sale securities totaled $105.5 million

●	Based on its current operating plan, Rigetti expects to have cash, cash equivalents, and available-for-sale securities of between $65-$75 million at the end of 2023

Business Updates

The Company recently completed its first QPU sale to a national lab. Rigetti delivered a 9-qubit QPU and associated hardware to the lab, which features a square lattice with tunable couplers that can perform entangling two-qubit gate operations.

The Company also recently announced that it signed a collaboration agreement with ADIA Lab to design, build, execute, and optimize a quantum computing solution intended to address the probability distribution classification problem, which has many direct applications to practical use cases in the investment industry. Tackling real-world, computationally challenging problems like this is an important part of working towards narrow quantum advantage.

Technology Roadmap

“After having launched the Ankaa-1 system internally, we are excited to have our longtime partner, Riverlane, as the first external partner using the system to work on improving error correction techniques on our new architecture,” said Dr. Subodh Kulkarni, Rigetti Chief Executive Officer. "We also look forward to making Ankaa-2, our most innovative system to date, available to the general public in Q4 of this year."

As previously disclosed, the Company is continuing to work to improve the Ankaa-1 system performance with the goal of reaching median 2-qubit fidelity of 98% to support the anticipated Ankaa-2 84-qubit system. The Company’s Ankaa-2 84-qubit system, with anticipated improvements in design and performance, is expected to be deployed and made available to external customers in the fourth quarter of 2023. The Company remains committed to working to achieve median 2-qubit fidelity of 99% with the anticipated Ankaa-2 system, which we expect to be achieved in 2024, and development of the 336-qubit Lyra™ system thereafter.

Conference Call and Webcast

Rigetti will host a conference call later today at 5:00 p.m. ET, or 2:00 p.m. PT, to discuss its second quarter 2023 financial results.

You can listen to a live audio webcast of the conference call at https://edge.media-server.com/mmc/p/4bzw4uyb or the "Events & Presentations" section of the Company's Investor Relations website at https://investors.rigetti.com/. A replay of the conference call will be available at the same locations following the conclusion of the call for one year.

To participate in the live call, you must register using the following link: https://register.vevent.com/register/BI5592d0b18e3b479d8ab50210e45af9e4. Once registered, you will receive dial-in numbers and a unique PIN number. When you dial in, you will input your PIN and be routed into the call. If you register and forget your PIN, or lose the registration confirmation email, simply re-register to receive a new PIN.

About Rigetti

Rigetti is a pioneer in full-stack quantum computing. The Company has operated quantum computers over the cloud since 2017 and serves global enterprise, government, and research clients through its Rigetti Quantum Cloud Services platform. The Company’s proprietary quantum-classical infrastructure provides high performance integration with public and private clouds for practical quantum computing. Rigetti has developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Learn more at www.rigetti.com.

Cautionary Language Concerning Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to the sale of a 9-qubit system to a national lab and expectations of making similar additional sales; the collaboration agreement with ADIA Lab to develop a quantum machine learning solution for probability distribution classification; its deployment of the Ankaa-1 system to the first external customer, Riverlane and expectations related to error correction research; the anticipated release of additional systems to the general public, or at all; the Company’s updated business plan, including with respect to its objectives and its technology roadmap, including its ability to achieve milestones including with respect to the Ankaa 84-qubit system and the achievement of target gate fidelities, including at least median 2-qubit fidelity of 98% on Ankaa-1 and at least 99% median 2-qubit gate fidelity on the anticipated Ankaa-2 on the anticipated timing or at all; the Company’s expectations with respect to the timing of next generation systems; the Company’s ability to scale to develop the Lyra 336-qubit system and develop practical applications on the anticipated timing or at all; the Company’s expectations with respect to the anticipated stages of quantum technology maturation, including its ability to develop a quantum computer that is able to solve a practical, operationally relevant problem significantly better, faster, or cheaper than a current classical solution and achieve narrow quantum advantage on the anticipated timing or at all; the Company’s development activities and the ability of technology to solve problems; expectations regarding cash, cash equivalents and available-for-sale securities at December 31, 2023 and the time by which the Company expects it will need to raise additional funding, including expectations with respect to capital expenditures; expectations with respect to the potential of the Company, including the potential for the Company to contribute value; and the potential of quantum computing. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap, help unlock quantum computing, and develop practical applications; the ability of the Company to obtain government contracts successfully and in a timely manner and the availability of government funding; the potential of quantum computing; the ability of the Company to expand its QCaaS business; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to meet stock exchange listing standards; the ability to recognize the anticipated benefits of the business combination with Supernova, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to execute on its technology roadmap; the ability of the Company to implement its strategic initiatives, expansion plans and continue to innovate its existing services; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; macroeconomic conditions, including unfavorable conditions in the Company’s industry, the global economy or global supply chain, including financial and credit market fluctuations and uncertainty, rising inflation and interest rates, impacts of the COVID-19 pandemic, disruptions in banking systems, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions against Russia), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Company’s future filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

RIGETTI COMPUTING, INC.

(Unaudited)

	June 30,	December 31,
(In thousands, except share information)	2023	2022
ASSETS
Cash and cash equivalents	$21,712	$57,888
Available-for-sale investments	83,765	84,923
Accounts receivable	7,629	6,235
Prepaid expenses and other current assets	3,338	2,450
Forward contract—assets	1,085	2,229
Deferred offering costs	—	742
Total current assets	117,529	154,467
Property and equipment, net	41,356	39,530
Operating lease – right-of-use assets, net	8,552	9,316
Other assets	130	129
Total assets	$167,567	$203,442
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$947	$1,938
Accrued expenses and other current liabilities	6,557	8,205
Deferred revenue	833	961
Debt - current portion	10,666	8,303
Operating lease liabilities—current	2,349	2,345
Total current liabilities	21,352	21,752
Debt - net of current portion	16,096	20,635
Operating lease liabilities - noncurrent	7,275	7,858
Derivative warrant liabilities	2,645	1,767
Earn-out liabilities	1,837	1,206
Total liabilities	49,205	53,218
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $0.0001 per share, 10,000,000 shares authorized, none outstanding	—	—
Common stock, par value $0.0001 per share, 1,000,000,000 shares authorized, 132,401,062 shares issued and outstanding at June 30, 2023 and 125,257,233 shares issued and outstanding at December 31, 2022	13	12
Additional paid-in capital	437,320	429,025
Accumulated other comprehensive gain (loss)	1	(161)
Accumulated deficit	(318,972)	(278,652)
Total stockholders’ equity	118,362	150,224
Total liabilities and stockholders’ equity	$167,567	$203,442

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

RIGETTI COMPUTING, INC.

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share amounts)	2023	2022	2023	2022
Revenue	$3,327	$2,134	$5,527	$4,238
Cost of revenue	597	873	1,106	1,287
Total gross profit	2,730	1,261	4,421	2,951
Research and development	13,219	12,747	26,925	26,673
Selling, general and administrative	5,747	14,272	14,761	27,308
Restructuring	—	—	991	—
Total operating expenses	18,966	27,019	42,677	53,981
Loss from operations	(16,236)	(25,758)	(38,256)	(51,030)
Other income (expense), net
Interest expense	(1,574)	(1,040)	(3,038)	(2,244)
Interest income	1,199	—	2,483	—
Change in fair value of derivative warrant liabilities	(5)	7,980	(878)	11,750
Change in fair value of earn-out liabilities	(350)	6,566	(631)	12,557
Transaction costs	—	—	—	(927)
Total other income (expense), net	(730)	13,506	(2,064)	21,136
Net loss before provision for income taxes	(16,966)	(12,252)	(40,320)	(29,894)
Provision for income taxes	—	—	—	—
Net loss	$(16,966)	$(12,252)	$(40,320)	$(29,894)
Net loss per share attributable to common stockholders - basic and diluted	$(0.13)	$(0.11)	$(0.32)	$(0.36)
Weighted average shares used in computing net loss per share attributable to common stockholders – basic and diluted	128,515	114,096	126,657	84,061

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

RIGETTI COMPUTING INC.

(Unaudited)

	Six Months Ended June 30,
(In thousands)	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(40,320)	$(29,894)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,249	2,978
Stock-based compensation	5,058	22,522
Change in fair value of earn-out liabilities	631	(12,557)
Change in fair value of derivative warrant liabilities	878	(11,750)
Change in fair value of forward contract	1,144	(5,077)
Impairment of deferred offering costs	836	—
Amortization of debt issuance costs	428	416
Accretion of available-for-sale securities	(1,571)	—
Accretion of debt commitment fee	158	116
Accretion of debt end-of-term liabilities	96	135
Non-cash lease expense	764	—
Changes in operating assets and liabilities:
Accounts receivable	(1,394)	(1,030)
Prepaid expenses and other current assets	(888)	(2,898)
Other assets	(1)	34
Deferred revenue	(128)	123
Accounts payable	(1,298)	(882)
Accrued expenses and other current liabilities	(2,260)	2,557
Other liabilities	—	122
Net cash used in operating activities	(33,618)	(35,085)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(5,735)	(10,636)
Purchases of available-for-sale securities	(57,619)	—
Maturities of available-for-sale securities	60,589	—
Net cash used in investing activities	(2,765)	(10,636)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Business Combination, net of transaction costs paid	—	225,604
Transaction costs paid directly by Rigetti	—	(17,428)
Proceeds from issuance of notes payable	—	5,000
Payment on principal of notes payable	(2,858)	—
Payments on deferred offering costs	(107)	—
Payments on debt issuance costs	—	(85)
Payment on loan and security agreement exit fees	—	(1,000)
Proceeds from sale of common stock through Common Stock Purchase Agreement	2,348	—
Proceeds from issuance of common stock upon exercise of stock options and warrants	903	5,675
Net cash provided by financing activities	286	217,766
Effects of exchange rate changes on cash and cash equivalents	(79)	46
Net (decrease) increase in cash and cash equivalents	(36,176)	172,091
Cash and cash equivalents – beginning of period	57,888	12,046
Cash and cash equivalents – end of period	$21,712	$184,137
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$2,330	$1,708
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Initial fair value of earn-out liability acquired in merger	$—	$20,413
Initial fair value of private placement and public warrant liability acquired in merger	$—	$22,932
Exercise of loan and security agreement warrants	$—	$6,370
Settlement of the first tranche of forward contract	$—	$3,305
Unrealized gain on short-term investments	$241	$—
Capitalization of deferred costs to equity upon share issuance	$13	$848
Purchases of property and equipment recorded in accounts payable	$307	$428
Purchases of property and equipment recorded in accrued expenses	$33	$—